ACQUISITIONS (Details 1) - Total Services Revenues - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Revenue	$ 10,029,579	$ 11,191,709
Cost Of Sales	7,802,175	7,270,166
Gross Profit	2,227,404	3,921,543
Expenses	(8,905,220)	(12,305,652)
Other Income (expense)	2,582,309	85,071
Net Income (loss)	$ (4,095,507)	$ (8,299,039)
Loss Per Share	$ (0.00)	$ (0.01)